UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 9, 2009

QUICKSILVER GAS SERVICES LP
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33631	56-2639586
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 West Rosedale Street
Fort Worth, Texas 76104
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-8620

_______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 9, 2009, Quicksilver Gas Services LP (the “Partnership”) entered into an Option, Right of First Refusal, and Waiver in Amendment to Omnibus Agreement and Gas Gathering and Processing Agreement (the “Option Agreement”) among Quicksilver Resources Inc. (“Quicksilver Resources”), the Partnership, Quicksilver Gas Services GP LLC (the “General Partner”), Cowtown Pipeline Partners L.P. (“CPP”) and Cowtown Gas Processing Partners L.P. (“CGPP”).

The Option Agreement (i) waives certain rights of the General Partner, the Partnership, and related parties to purchase midstream assets located in and around the Alliance Airport area in Tarrant County, Texas (the “Alliance Midstream Assets”), as those rights are defined and described in the Omnibus Agreement, dated August 10, 2007, among the Partnership, the General Partner and Quicksilver Resources, and the Sixth Amended and Restated Gas Gathering and Processing Agreement, dated September 1, 2008, among Quicksilver Resources, CPP and CGPP; (ii) permits Quicksilver Resources and related parties to own and operate the Alliance Midstream Assets; and (iii) grants the Partnership an option and right of first refusal to purchase the Alliance Midstream Assets and certain additional midstream assets located in Denton County, Texas.

The foregoing description is qualified in its entirety by reference to the full text of the Option Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

CPP and CGPP are indirect wholly-owned subsidiaries of the Partnership.  The General Partner, an indirect wholly-owned subsidiary of Quicksilver Resources, holds a 1.9% general partner interest and incentive distribution rights in the Partnership.  Quicksilver Resources indirectly holds a 70.9% limited partner interest in the Partnership.  Certain officers and directors of the General Partner serve as officers and/or directors of Quicksilver Resources and the general partner of CPP and CGPP.

Item 9.01.	Financial Statements and Exhibits.

  (d) Exhibits.

Exhibit Number	Description
10.1
Option, Right of First Refusal, and Waiver in Amendment to Omnibus Agreement and Gas Gathering and Processing Agreement, dated as of June 9, 2009, among Quicksilver Resources Inc., Quicksilver Gas Services LP, Quicksilver Gas Services GP LLC, Cowtown Pipeline Partners L.P. and Cowtown Gas Processing Partners L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER GAS SERVICES LP

By:	Quicksilver Gas Services GP LLC,
its General Partner

By:	/s/ Philip Cook
Philip Cook
Senior Vice President -
Chief Financial Officer

Date: June 11, 2009

INDEX TO EXHIBITS

Exhibit Number	Description
10.1
Option, Right of First Refusal, and Waiver in Amendment to Omnibus Agreement and Gas Gathering and Processing Agreement, dated as of June 9, 2009, among Quicksilver Resources Inc., Quicksilver Gas Services LP, Quicksilver Gas Services GP LLC, Cowtown Pipeline Partners L.P. and Cowtown Gas Processing Partners L.P.